Exhibit 99.2

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
— All financial information contained herein is unaudited.
— Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
— Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
— In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 31 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		SIX MONTHS ENDED		Previous		Previous
		JUNE 30,		JUNE 30,		Quarter		Year to Date
		2011	2010	2011	2010	Change		Change
HIGHLIGHTS	Gross premiums written	$519,598	$493,847	$1,080,286	$998,010	5.2%		8.2%
	Net premiums written	395,803	369,795	876,674	803,087	7.0%		9.2%
	Net premiums earned	355,307	338,924	690,183	677,248	4.8%		1.9%
	Net investment income	52,368	65,594	102,576	134,496	(20.2%)		(23.7%)
	Net income	93,800	183,959	102,420	317,699	(49.0%)		(67.8%)
	Operating income	44,189	95,668	2,842	156,991	(53.8%)		(98.2%)
	Total investments and cash & cash equivalents	8,310,422	7,964,483	8,310,422	7,964,483	4.3%		4.3%
	Total assets	10,750,613	10,190,050	10,750,613	10,190,050	5.5%		5.5%
	Total shareholders’ equity	3,044,417	3,468,543	3,044,417	3,468,543	(12.2%)		(12.2%)
	Cash flows from operating activities	186,931	220,302	361,846	305,602	(15.1%)		18.4%

PER SHARE	Basic earnings per share
AND SHARE DATA	Net income	$2.45	$3.66	$2.69	$6.34	(33.1%)		(57.6%)
	Operating income	$1.15	$1.90	$0.08	$3.13	(39.5%)		(97.4%)
	Diluted earnings per share
	Net income	$2.36	$3.47	$2.57	$5.98	(32.0%)		(57.0%)
	Operating income	$1.11	$1.80	$0.07	$2.96	(38.3%)		(97.6%)
	Weighted average common shares outstanding
	Basic	38,346,489	50,222,974	38,061,724	50,123,945
	Diluted	39,800,753	52,974,410	39,873,418	53,086,708
	Book value per share	$80.23	$70.20	$80.23	$70.20	14.3%		14.3%
	Diluted book value per share	$76.68	$65.18	$76.68	$65.18	17.6%		17.6%

FINANCIAL RATIOS	Annualized return on average equity (ROAE), net income	12.6%	22.5%	6.8%	19.9%	(9.9)	pts	(13.1)	pts
	Annualized ROAE, operating income	6.0%	11.7%	0.2%	9.8%	(5.7)	pts	(9.6)	pts
	Annualized investment book yield	2.7%	3.5%	2.7%	3.6%	(0.8)	pts	(0.9)	pts
	Loss and loss expense ratio	66.4%	55.7%	78.3%	62.1%	10.7	pts	16.2	pts
	Acquisition cost ratio	12.1%	11.2%	11.7%	11.6%	0.9	pts	0.1	pts
	General and administrative expense ratio	18.9%	20.1%	19.6%	19.4%	(1.2)	pts	0.2	pts

	Expense ratio	31.0%	31.3%	31.3%	31.0%	(0.3)	pts	0.3	pts

	Combined ratio	97.4%	87.0%	109.6%	93.1%	10.4	pts	16.5	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2011	MARCH 31, 2011	DECEMBER 31, 2010	SEPTEMBER 30, 2010	JUNE 30, 2010
Revenues
Gross premiums written	$519,598	$560,688	$381,942	$378,445	$493,847
Net premiums written	$395,803	$480,871	$287,199	$302,169	$369,795

Net premiums earned	$355,307	$334,876	$342,804	$339,496	$338,924
Net investment income	52,368	50,208	50,168	59,479	65,594
Net realized investment gains (losses)	58,878	50,376	(3,738)	116,930	94,933
Other income	—	—	—	—	616

Total revenues	$466,553	$435,460	$389,234	$515,905	$500,067

Expenses
Net losses and loss expenses:
Current year	$279,514	$348,802	$233,950	$228,362	$252,816
Prior years	(43,701) *	(44,350)	(73,931)	(101,374)	(64,094)

Total net losses and loss expenses	$235,813	$304,452	$160,019	$126,988	$188,722
Acquisition costs	42,971	38,082	38,848	41,919	37,938
General and administrative expenses	67,201	67,956	85,134	69,871	68,089
Amortization and impairment of intangible assets	766	767	808	892	891
Interest expense	13,745	13,742	11,650	9,533	9,531
Foreign exchange loss (gain)	1,184	(442)	196	(1,387)	559

Total expenses	$361,680	$424,557	$296,655	$247,816	$305,730

Income before income taxes	$104,873	$10,903	$92,579	$268,089	$194,337
Income tax expense (benefit)	11,073	2,283	(207)	13,569	10,378

Net income	$93,800	$8,620	$92,786	$254,520	$183,959

GAAP Ratios
Loss and loss expense ratio	66.4%	90.9%	46.7%	37.4%	55.7%
Acquisition cost ratio	12.1%	11.4%	11.3%	12.3%	11.2%
General and administrative expense ratio	18.9%	20.3%	24.8%	20.6%	20.1%

Expense ratio	31.0%	31.7%	36.1%	32.9%	31.3%

Combined ratio	97.4%	122.6%	82.8%	70.3%	87.0%

Per Share Data
Basic earnings per share
Net income	$2.45	$0.23	$2.30	$5.59	$3.66
Operating income (loss)	$1.15	$(1.08)	$2.41	$3.15	$1.90
Diluted earnings per share
Net income	$2.36	$0.21	$2.13	$5.21	$3.47
Operating income (loss)	$1.11	$(1.02)	$2.24	$2.94	$1.80

*	Includes prior year development of $55.2 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2011	JUNE 30, 2010
Revenues
Gross premiums written	$1,080,286	$998,010
Net premiums written	876,674	803,087

Net premiums earned	$690,183	$677,248
Net investment income	102,576	134,496
Net realized investment gains	109,254	172,420
Net impairment charges recognized in earnings	—	(168)
Other income	—	913

Total revenues	$902,013	$984,909

Expenses
Net losses and loss expenses:
Current year	$628,316	$550,062
Prior years	(88,051) *	(129,186) **

Total net losses and loss expenses	540,265	420,876
Acquisition costs	81,053	78,722
General and administrative expenses	135,157	131,552
Amortization and impairment of intangible assets	1,533	1,783
Interest expense	27,487	19,059
Foreign exchange loss	742	1,635

Total expenses	$786,237	$653,627

Income before income taxes	$115,776	$331,282
Income tax expense	13,356	13,583

Net income	$102,420	$317,699

GAAP Ratios
Loss and loss expense ratio	78.3%	62.1%
Acquisition cost ratio	11.7%	11.6%
General and administrative expense ratio	19.6%	19.4%

Expense ratio	31.3%	31.0%

Combined ratio	109.6%	93.1%

Per Share Data
Basic earnings per share
Net income	$2.69	$6.34
Operating income	$0.08	$3.13
Diluted earnings per share
Net income	$2.57	$5.98
Operating income	$0.07	$2.96

*	Includes prior year reserve development of $99.6 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

**	Includes prior year reserve development of $138.1 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION
CURRENT QUARTER

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS
CURRENT QUARTER

*	Includes premiums written in our i-Bind line of business

**	Includes premiums written in our facultative reinsurance line of business

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION
YEAR TO DATE

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS
YEAR TO DATE

*	Includes premiums written in our i-Bind line of business

**	Includes premiums written in our facultative reinsurance line of business

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2011

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$226,738	$178,593	$114,267	$519,598
Net premiums written	$172,887	$108,985	$113,931	$395,803

Net premiums earned	$145,857	$79,956	$129,494	$355,307
Other income	$—	$—	$—	$—

Total revenues	$145,857	$79,956	$129,494	$355,307

Expenses
Net losses and loss expenses:
Current year	$91,251	$84,126	$104,137	$279,514
Prior years	1,344 *	(12,044)	(33,001)	(43,701) **

Total net losses and loss expenses	$92,595	$72,082	$71,136	$235,813
Acquisition costs	18,876	(747)	24,842	42,971
General and administrative expenses	31,253	20,653	15,295	67,201

Total expenses	$142,724	$91,988	$111,273	$345,985

Underwriting income (loss)	$3,133	$(12,032)	$18,221	$9,322

Net investment income				$52,368
Net realized investment gains				58,878
Net impairment charges recognized in earnings				—
Amortization and impairment of intangible assets				(766)
Interest expense				(13,745)
Foreign exchange loss				(1,184)

Income before income taxes				$104,873

GAAP Ratios
Loss and loss expense ratio	63.5%	90.2%	54.9%	66.4%
Acquisition cost ratio	12.9%	(0.9%)	19.2%	12.1%
General and administrative expense ratio	21.4%	25.8%	11.8%	18.9%

Expense ratio	34.3%	24.9%	31.0%	31.0%

Combined ratio	97.8%	115.1%	85.9%	97.4%

*	Includes prior year favorable development of $10.2 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

**	Includes prior year favorable development of $55.2 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$189,663	$167,601	$136,583	$493,847
Net premiums written	$135,238	$98,509	$136,048	$369,795

Net premiums earned	$125,659	$89,427	$123,838	$338,924
Other income	$616	$—	$—	$616

Total revenues	$126,275	$89,427	$123,838	$339,540

Expenses
Net losses and loss expenses:
Current year	$90,104	$87,755	$74,957	$252,816
Prior years	(20,906)	(23,175)	(20,013)	(64,094)

Total net losses and loss expenses	$69,198	$64,580	$54,944	$188,722
Acquisition costs	15,854	(66)	22,150	37,938
General and administrative expenses	30,683	22,657	14,749	68,089

Total expenses	$115,735	$87,171	$91,843	$294,749

Underwriting income	$10,540	$2,256	$31,995	$44,791

Net investment income				$65,594
Net realized investment gains				94,933
Net impairment charges recognized in earnings				—
Amortization and impairment of intangible assets				(891)
Interest expense				(9,531)
Foreign exchange loss				(559)

Income before income taxes				$194,337

GAAP Ratios
Loss and loss expense ratio	55.1%	72.2%	44.4%	55.7%
Acquisition cost ratio	12.6%	(0.1%)	17.9%	11.2%
General and administrative expense ratio	24.4%	25.3%	11.9%	20.1%

Expense ratio	37.0%	25.2%	29.8%	31.3%

Combined ratio	92.1%	97.4%	74.2%	87.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$410,040	$289,918	$380,328	$1,080,286
Net premiums written	$312,789	$183,895	$379,990	$876,674

Net premiums earned	$281,338	$156,246	$252,599	$690,183
Other income	$—	$—	$—	$—

Total revenues	$281,338	$156,246	$252,599	$690,183

Expenses
Net losses and loss expenses:
Current year	$184,913	$183,909	$259,494	$628,316
Prior years	23,513 *	(40,643)	(70,921)	(88,051) **

Total net losses and loss expenses	$208,426	$143,266	$188,573	$540,265
Acquisition costs	36,978	(2,603)	46,678	81,053
General and administrative expenses	62,052	41,381	31,724	135,157

Total expenses	$307,456	$182,044	$266,975	$756,475

Underwriting loss	$(26,118)	$(25,798)	$(14,376)	$(66,292)

Net investment income				$102,576
Net realized investment gains				109,254
Net impairment charges recognized in earnings				—
Amortization and impairment of intangible assets				(1,533)
Interest expense				(27,487)
Foreign exchange loss				(742)

Income before income taxes				$115,776

GAAP Ratios
Loss and loss expense ratio	74.1%	91.7%	74.7%	78.3%
Acquisition cost ratio	13.1%	(1.7%)	18.5%	11.7%
General and administrative expense ratio	22.1%	26.5%	12.6%	19.6%

Expense ratio	35.2%	24.8%	31.1%	31.3%

Combined ratio	109.3%	116.5%	105.8%	109.6%

*	Includes prior year unfavorable development of $12.0 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

**	Includes prior year favorable development of $99.6 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$351,748	$289,023	$357,239	$998,010
Net premiums written	$266,793	$179,590	$356,704	$803,087

Net premiums earned	$254,864	$176,470	$245,914	$677,248
Other income	$913	$—	$—	$913

Total revenues	$255,777	$176,470	$245,914	$678,161

Expenses
Net losses and loss expenses:
Current year	$183,355	$202,820	$163,887	$550,062
Prior years	(15,732) *	(80,791)	(32,663)	(129,186) **

Total net losses and loss expenses	$167,623	$122,029	$131,224	$420,876
Acquisition costs	32,814	—	45,908	78,722
General and administrative expenses	57,797	44,502	29,253	131,552

Total expenses	$258,234	$166,531	$206,385	$631,150

Underwriting (loss) income	$(2,457)	$9,939	$39,529	$47,011

Net investment income				$134,496
Net realized investment gains				172,420
Net impairment charges recognized in earnings				(168)
Amortization and impairment of intangible assets				(1,783)
Interest expense				(19,059)
Foreign exchange loss				(1,635)

Income before income taxes				$331,282

GAAP Ratios
Loss and loss expense ratio	65.8%	69.1%	53.4%	62.1%
Acquisition cost ratio	12.9%	0.0%	18.7%	11.6%
General and administrative expense ratio	22.7%	25.2%	11.9%	19.4%

Expense ratio	35.6%	25.2%	30.6%	31.0%

Combined ratio	101.4%	94.3%	84.0%	93.1%

*	Includes prior year favorable development of $24.6 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

**	Includes prior year favorable development of $138.1 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2011	DECEMBER 31, 2010
ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2011: $318,711; 2010: $828,544)	$345,551	$891,849
Fixed maturity investments trading, at fair value	6,201,034	5,769,097
Equity securities trading, at fair value	393,913	174,976
Other invested assets trading, at fair value	562,267	347,632

Total investments	7,502,765	7,183,554
Cash and cash equivalents	807,657	853,368
Insurance balances receivable	653,002	529,927
Prepaid reinsurance	223,269	187,287
Reinsurance recoverable	1,013,951	927,588
Accrued investment income	39,582	40,520
Net deferred acquisition costs	112,083	96,803
Goodwill	268,376	268,376
Intangible assets	55,342	56,876
Net deferred tax assets	19,826	19,740
Other assets	54,760	75,184

TOTAL ASSETS	$10,750,613	$10,239,223

LIABILITIES
Reserve for losses and loss expenses	$5,251,304	$4,879,188
Unearned premiums	1,184,676	962,203
Reinsurance balances payable	132,661	99,732
Net balances payable on purchases and sales of investments	252,351	318,570
Senior notes	797,823	797,700
Accounts payable and accrued liabilities	87,381	106,010

TOTAL LIABILITIES	$7,706,196	$7,163,403

SHAREHOLDERS’ EQUITY
Common shares: par value CHF 15.00 per share (2011: 40,003,642; 2010: 40,003,642 shares issued and 2011: 37,945,043; 2010: 38,089,226 shares outstanding)	600,055	600,055
Additional paid-in capital	82,037	170,239
Treasury shares, at cost (2011: 2,058,599; 2010: 1,914,416)	(124,392)	(112,811)
Retained earnings	2,463,622	2,361,202
Accumulated other comprehensive income:
net unrealized gains on investments, net of tax	23,095	57,135

TOTAL SHAREHOLDERS’ EQUITY	3,044,417	3,075,820

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,750,613	$10,239,223

Book value per share	$80.23	$80.75
Diluted book value per share	$76.68	$74.29

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	JUNE 30, 2011		MARCH 31, 2011		DECEMBER 31, 2010		SEPTEMBER 30, 2010		JUNE 30, 2010
	FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE
FAIR VALUE
Fixed maturities available for sale	$345,551	4.2%	$543,808	6.8%	$891,849	11.1%	$1,570,144	19.4%	$2,755,934	34.6%
Fixed maturities trading	6,201,034	74.6%	5,960,830	74.6%	5,769,097	71.8%	5,231,358	64.7%	4,275,893	53.7%
Equity securities	393,913	4.7%	271,057	3.4%	174,976	2.2%	121,740	1.5%	69,169	0.9%
Other invested assets trading	562,267	6.8%	469,999	5.9%	347,632	4.3%	328,275	4.1%	319,592	4.0%
Cash and cash equivalents	807,657	9.7%	746,002	9.3%	853,368	10.6%	831,444	10.3%	543,895	6.8%

Total	$8,310,422	100.0%	$7,991,696	100.0%	$8,036,922	100.0%	$8,082,961	100.0%	$7,964,483	100.0%

ASSET ALLOCATION BY FAIR VALUE
U.S. government and agencies	$1,021,290	12.3%	$1,145,787	14.3%	$1,321,673	16.5%	$1,206,987	14.9%	$1,769,987	22.2%
Non-U.S. government securities	177,529	2.1%	176,193	2.2%	266,177	3.3%	388,262	4.8%	386,786	4.9%
Corporate securities	2,606,743	31.4%	2,654,399	33.3%	2,526,550	31.4%	2,539,994	31.5%	2,392,033	30.0%
State, municipalities and political subdivisions	156,922	1.9%	199,875	2.5%	245,614	3.1%	240,348	3.0%	249,010	3.1%
Mortgage-backed securities	1,904,565	22.9%	1,702,619	21.3%	1,751,883	21.8%	1,749,598	21.6%	1,564,077	19.7%
Asset-backed securities	679,536	8.2%	625,765	7.8%	549,049	6.8%	676,313	8.3%	669,934	8.4%
Fixed income sub-total	6,546,585	78.8%	6,504,638	81.4%	6,660,946	82.9%	6,801,502	84.1%	7,031,827	88.3%
Hedge funds	496,358	6.0%	426,415	5.3%	310,638	3.9%	300,981	3.8%	299,639	3.8%
Private equity (funded)	65,909	0.8%	43,584	0.6%	36,994	0.4%	27,294	0.3%	19,953	0.2%
Equity securities	393,913	4.7%	271,057	3.4%	174,976	2.2%	121,740	1.5%	69,169	0.9%
Cash & cash equivalents	807,657	9.7%	746,002	9.3%	853,368	10.6%	831,444	10.3%	543,895	6.8%

Total	$8,310,422	100.0%	$7,991,696	100.0%	$8,036,922	100.0%	$8,082,961	100.0%	$7,964,483	100.0%

FIXED INCOME CREDIT QUALITY BY FAIR VALUE
U.S. government and agencies	$1,021,290	15.6%	$1,145,787	17.6%	$1,321,673	19.9%	$1,206,987	17.8%	$1,769,987	25.2%
AAA/Aaa	2,825,333	43.2%	2,615,609	40.2%	2,677,441	40.2%	2,968,935	43.7%	2,754,502	39.2%
AA/Aa	500,935	7.7%	607,630	9.3%	622,446	9.3%	562,112	8.3%	580,084	8.2%
A/A	1,205,929	18.4%	1,289,286	19.8%	1,259,295	18.9%	1,404,202	20.6%	1,327,374	18.9%
BBB/Baa	626,466	9.7%	575,290	8.9%	523,577	7.9%	366,685	5.4%	336,284	4.8%
BB	116,425	1.8%	33,887	0.5%	28,050	0.4%	30,707	0.5%	28,172	0.4%
B/B	64,451	1.1%	54,162	0.9%	52,793	0.8%	63,892	0.8%	59,795	0.8%
CCC+ and below	185,754	2.8%	182,987	2.8%	175,671	2.6%	197,982	2.9%	175,629	2.5%

Total	$6,546,584	100.0%	$6,504,638	100.0%	$6,660,946	100.0%	$6,801,502	100.0%	$7,031,827	100.0%

STATISTICS
Annualized book yield, year to date	2.7%		2.6%		3.3%		3.4%		3.6%
Duration*	2.3 years		2.8 years		2.7 years		2.5 years		2.6 years
Average credit quality (S&P)	AA		AA		AA		AA		AA

*	Includes only cash and cash equivalents and fixed maturity investments

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
JUNE 30, 2011

		AVERAGE	PORTFOLIO
	FAIR VALUE	RATING	PERCENTAGE
Cash & cash equivalents	$807,657	AAA	9.7%
U.S. government securities	874,764	AAA	10.5%
U.S. government agencies	146,526	AAA	1.8%
Non-U.S. government securities	177,529	AAA	2.1%
Mortgage-backed securities:
Agency MBS	1,229,648	AAA	14.8%
Non-agency RMBS	156,879	AA-	1.9%
Non-agency RMBS — Non investment grade strategy	206,529	B-	2.5%
CMBS	311,509	AAA	3.7%
Total mortgage-backed securities	1,904,565		22.9%
Corporate securities:
Financials	1,484,106	AA-	17.9%
Industrials	876,067	BBB	10.5%
Utilities	246,570	BBB+	3.0%
Total corporate securities	2,606,743		31.4%
Asset-backed securities
Credit cards	80,710	AAA	1.0%
Auto receivables	102,686	AAA	1.2%
Student loans	230,659	AAA	2.8%
Collateralized loan obligations	190,189	AA+	2.3%
Other	75,292	AAA	0.9%
Total asset-backed securities	679,536		8.2%

State, municipalities and political subdivisions	156,922	AA	1.9%
Hedge funds	496,358	N/A	6.0%
Private equity (funded)	65,909	N/A	0.8%
Equities	393,913	N/A	4.7%

Total Investment Portfolio	$8,310,422		100.0%

TOP 10 CORPORATE EXPOSURES

		PORTFOLIO
CORPORATE	FAIR VALUE	PERCENTAGE
JPMorgan Chase & Co	$76,095	0.9%
General Electric Co	73,547	0.9%
Citigroup Inc	68,408	0.8%
Bank of America Corp	62,773	0.8%
Morgan Stanley	54,132	0.7%
Sparebank 1 Boligkreditt AS	52,035	0.6%
Wells Fargo & Co	49,221	0.6%
Verizon Communications Inc	43,147	0.5%
American Express Co	42,603	0.5%
Nordea Bank AB	37,632	0.5%

			LONG	SHORT
	FAIR VALUE	UNFUNDED	EXPOSURE(1)	EXPOSURE(2)	GROSS	NET
HEDGE FUND DETAILS	JUNE 30, 2011	COMMITMENTS	(% OF FUNDED)	(% OF FUNDED)	EXPOSURE(3)	EXPOSURE(4)
Private equity (primary and secondary)	$56,707	$182,296	100%	0%	100%	100%
Mezzanine debt	1,978	113,022	100%	0%	100%	100%
Distressed	62,498	37,289	73%	10%	83%	63%

Total private equity	121,183	332,607

Equity long/short	186,142	—	104%	67%	171%	37%
Multi-strategy	170,168	—	101%	60%	161%	41%
Event driven	84,774	—	115%	75%	190%	40%

Total hedge funds	$562,267	$332,607

(1)	Long exposure represents the ratio of the fund’s equity to investments in securities (over 100% may denote explicit borrowing).
(2)	Short exposure represents the ratio of the fund’s equity to securities sold short.

(3)	Gross exposure is the addition of the long and short exposures.

(4)	Net exposure is the subtraction of the short exposure from the long exposure.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
JUNE 30, 2011
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
NON INVESTMENT GRADE STRATEGY

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$—	$—	$—	$—	$—	$6,822	$33,678	$10,906	$6,200	$57,606	22.4%
2006	—	7,910	2,536	—	1,027	15,051	37,902	—	32,937	97,363	20.9%
2005 and prior	14,507	459	322	—	—	9,531	12,807	10,095	3,839	51,560	24.1%

Total*	$14,507	$8,369	$2,858	$—	$1,027	$31,404	$84,387	$21,001	$42,976	$206,529	21.8%

*	Included in the above is fair value of $4.6m million of subprime mortgages with an average rating of B-.
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
CORE FIXED INCOME ACCOUNT

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$269	$—	$—	$—	$—	$—	$773	$625	$—	$1,667	1.7%
2006	11,132	—	5,158	—	—	1,791	—	—	—	18,081	13.9%
2005 and prior	88,851	7,080	7,043	1,641	21,085	10,497	934	—	—	137,131	11.2%

Total*	$100,252	$7,080	$12,201	$1,641	$21,085	$12,288	$1,707	$625	$—	$156,879	11.4%

*	Included in the above is fair value of $0.1 million of subprime mortgages with an average rating of AA+.
COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2011	$47,087	$—	$—	$—	$—	$—	$—	$—	$—	$47,087	9.0%
2010	47,378	—	—	—	—	—	—	—	—	47,378	72.0%
2009	—	—	—	—	—	—	—	—	—	—	0.0%
2008	6,473	—	—	—	—	—	—	—	—	6,473	28.0%
2007	31,196	923	—	—	—	—	—	—	—	32,119	45.0%
2006	71,362	—	—	410	—	—	—	—	—	71,772	32.0%
2005 and prior	105,806	—	874	—	—	—	—	—	—	106,680	35.0%

Total	$309,302	$923	$874	$410	$—	$—	$—	$—	$—	$311,509	41.0%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT JUNE 30, 2011

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$283,489	$503,159	$412,849	$1,199,497
IBNR (net of reinsurance recoverable)	875,072	1,271,853	890,931	3,037,856

Total	$1,158,561	$1,775,012	$1,303,780	$4,237,353

IBNR/Total reserves (net of reinsurance recoverable)	75.5%	71.7%	68.3%	71.7%

	AT DECEMBER 31, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$213,574	$374,105	$372,707	$960,386
IBNR (net of reinsurance recoverable)	821,531	1,321,593	848,090	2,991,214

Total	$1,035,105	$1,695,698	$1,220,797	$3,951,600

IBNR/Total reserves (net of reinsurance recoverable)	79.4%	77.9%	69.5%	75.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	JUNE 30,	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,
	2011	2011	2010	2010	2010
Senior notes	$797,823	$797,761	$797,700	$499,017	$498,984
Shareholders’ equity	3,044,417	2,950,953	3,075,820	3,341,314	3,468,543

Total capitalization	$3,842,240	$3,748,714	$3,873,520	$3,840,331	$3,967,527

Leverage ratios
Debt to total capitalization	20.8%	21.3%	20.6%	13.0%	12.6%

Closing shareholders’ equity	$3,044,417	$2,950,953	$3,075,820	$3,341,314	$3,468,543
Deduct: accumulated other comprehensive income	(23,095)	(32,963)	(57,135)	(111,760)	(138,245)

Adjusted shareholders’ equity	$3,021,322	$2,917,990	$3,018,685	$3,229,554	$3,330,298

Net premiums written (trailing 12 months)	$1,466,042	$1,440,034	$1,392,455	$1,338,950	$1,357,737
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.49	0.49	0.46	0.41	0.41

Total investments and cash & cash equivalents	$8,310,422	$7,991,696	$8,036,922	$8,082,961	$7,964,483
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.75	2.74	2.66	2.50	2.39

Reserve for losses and loss expenses	$5,251,304	$5,100,643	$4,879,188	$4,889,825	$4,920,435
Deduct: reinsurance recoverable	(1,013,951)	(975,523)	(927,588)	(939,956)	(932,435)

Net reserve for losses and loss expenses	$4,237,353	$4,125,120	$3,951,600	$3,949,869	$3,988,000
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.40	1.41	1.31	1.22	1.20

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL — CURRENT YEAR

					Maximum Dollar Value (or
	Total Number of Shares		Average Price Paid per		Approximate Dollar Value) of Shares
Period	Purchased		Share	Total Actual Cost	that May Yet Be Purchased
January 1-31, 2011	—		$—	$—	$260,873
February 1-28, 2011	282,609		61.67	17,428	243,445
March 1-31, 2011	686,554		62.01	42,572	200,873

Total March 31, 2011	969,163		$61.91	$60,000	$200,873

April 1-30, 2011	—		$—	$—	$200,873
May 1-31, 2011	—		—	—	200,873
June 1-30, 2011	—		—	—	200,873

Total June 30, 2011	—	*	$—	$—	$200,873

Year to date June 30, 2011	969,163		$61.91	$60,000	$200,873

*	The plan was inactive in the second quarter of 2011 because of the merger negotiations with Transatlantic Holdings, Inc.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2011	MARCH 31, 2011	DECEMBER 31, 2010	SEPTEMBER 30, 2010	JUNE 30, 2010
Net income	$93,800	$8,620	$92,786	$254,520	$183,959
Add after tax effect of:
Net realized investment (gains) losses	(50,795)	(49,526)	4,306	(109,581)	(88,850)
Foreign exchange loss (gain)	1,184	(442)	196	(1,387)	559

Operating income (loss)	$44,189	$(41,348)	$97,288	$143,552	$95,668

Weighted average common shares outstanding
Basic	38,346,489	38,199,867	40,291,620	45,544,060	50,222,974
Diluted	39,800,753	40,383,523	43,501,068	48,839,991	52,974,410

Basic per share data
Net income	$2.45	$0.23	$2.30	$5.59	$3.66
Add after tax effect of:
Net realized investment (gains) losses	(1.32)	(1.30)	0.11	(2.41)	(1.77)
Foreign exchange loss (gain)	0.02	(0.01)	—	(0.03)	0.01

Operating income (loss)	$1.15	$(1.08)	$2.41	$3.15	$1.90

Diluted per share data
Net income	$2.36	$0.21	$2.13	$5.21	$3.47
Add after tax effect of:
Net realized investment (gains) losses	(1.28)	(1.22)	0.10	(2.24)	(1.68)
Foreign exchange loss (gain)	0.03	(0.01)	0.01	(0.03)	0.01

Operating income (loss)	$1.11	$(1.02)	$2.24	$2.94	$1.80

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2011	JUNE 30, 2010
Net income	$102,420	$317,699
Add after tax affect of:
Net realized investment gains	(100,320)	(162,452)
Net impairment charges in earnings	—	109
Foreign exchange loss	742	1,635

Operating income	$2,842	$156,991

Weighted average common shares outstanding
Basic	38,061,724	50,123,945
Diluted	39,873,418	53,086,708

Basic per share data
Net income	$2.69	$6.34
Add after tax affect of:
Net realized investment gains	(2.64)	(3.24)
Net impairment charges in earnings	—	—
Foreign exchange loss	0.03	0.03

Operating income	$0.08	$3.13

Diluted per share data
Net income	$2.57	$5.98
Add after tax affect of:
Net realized investment gains	(2.52)	(3.05)
Net impairment charges in earnings	—	—
Foreign exchange loss	0.02	0.03

Operating income	$0.07	$2.96

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2011	MARCH 31, 2011	DECEMBER 31, 2010	SEPTEMBER 30, 2010	JUNE 30, 2010
Opening shareholders’ equity	$2,950,953	$3,075,820	$3,341,314	$3,468,543	$3,338,807
Deduct: accumulated other comprehensive income	(32,963)	(57,135)	(111,760)	(138,245)	(142,284)

Adjusted opening shareholders’ equity	$2,917,990	$3,018,685	$3,229,554	$3,330,298	$3,196,523

Closing shareholders’ equity	$3,044,417	$2,950,953	$3,075,820	$3,341,314	$3,468,543
Deduct: accumulated other comprehensive income	(23,095)	(32,963)	(57,135)	(111,760)	(138,245)

Adjusted closing shareholders’ equity	$3,021,322	$2,917,990	$3,018,685	$3,229,554	$3,330,298

Average shareholders’ equity	$2,969,656	$2,968,338	$3,124,120	$3,279,926	$3,263,411

Net income available to shareholders	$93,800	$8,620	$92,786	$254,520	$183,959
Annualized net income available to shareholders	375,200	34,480	371,144	1,018,080	735,836

Annualized return on average shareholders’ equity — net income available to shareholders	12.6%	1.2%	11.9%	31.0%	22.5%

Operating (loss) income available to shareholders	$44,189	$(41,348)	$97,288	$143,552	$95,668
Annualized operating (loss) income available to shareholders	176,756	(165,392)	389,152	574,208	382,672

Annualized return on average shareholders’ equity — operating (loss) income available to shareholders	6.0%	(5.6%)	12.5%	17.5%	11.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2011	JUNE 30, 2010
Opening shareholders’ equity	$3,075,820	$3,213,295
Deduct: accumulated other comprehensive income	(57,135)	(149,849)

Adjusted opening shareholders’ equity	$3,018,685	$3,063,446

Closing shareholders’ equity	$3,044,417	$3,468,543
Deduct: accumulated other comprehensive income	(23,095)	(138,245)

Adjusted closing shareholders’ equity	$3,021,322	$3,330,298

Average shareholders’ equity	$3,020,004	$3,196,872

Net income available to shareholders	$102,420	$317,699
Annualized net income available to shareholders	204,840	635,398
Annualized net income available to shareholders

Annualized return on average shareholders’ equity — net income available to shareholders	6.8%	19.9%

Operating income available to shareholders	$2,842	$156,991
Annualized operating income available to shareholders	5,684	313,982
Annualized operating income available to shareholders
Annualized return on average shareholders’ equity — operating income available to shareholders	0.2%	9.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
DILUTED BOOK VALUE PER SHARE

	JUNE 30,	DECEMBER 31,	JUNE 30,
	2011	2010	2010
Price per share at period end	$57.58	$59.44	$45.38

Total shareholders’ equity	$3,044,417	$3,075,820	$3,468,543

Basic common shares outstanding	37,945,043	38,089,226	49,407,301

Add: unvested restricted share units	473,967	571,178	804,644

Add: performance based equity awards	920,164	1,440,017	1,409,984

Add: employee purchase plan	—	10,576	—

Add: dilutive options/warrants outstanding	1,124,438	3,272,739	6,667,941
Weighted average exercise price per share	$38.83	$35.98	$34.52
Deduct: options bought back via treasury method	(758,342)	(1,980,884)	(5,072,455)

Common shares and common share equivalents outstanding	39,705,270	41,402,852	53,217,415

Basic book value per common share	$80.23	$80.75	$70.20
Year-to-date percentage change in basic book value per common share	(0.6%)	25.0%

Diluted book value per common share	$76.68	$74.29	$65.18
Year-to-date percentage change in dilutive book value per common share	3.2%	24.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2011	JUNE 30, 2010	JUNE 30, 2011	JUNE 30, 2010
Net investment income	$52,368	$65,594	$102,576	$134,496
Deduct: annual and non-recurring items	—	—	—	—

Net investment income, recurring	$52,368	$65,594	$102,576	$134,496

Annualized net investment income, recurring	$209,472	$262,376	$205,152	$268,992

Add: annual and non-recurring items	—	—	—	—

Normalized net investment income	$209,472	$262,376	$205,152	$268,992

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,398,230	$6,896,718	$6,542,867	$6,792,563
Equity securities, cost	245,618	19,826	160,513	309
Other invested assets, at cost	444,331	237,285	331,772	184,237
Cash and cash equivalents	746,002	497,574	853,368	379,751
Net balances on purchases and sales of investments	(204,767)	(172,797)	(318,570)	184

Opening aggregate invested assets	$7,629,414	$7,478,606	$7,569,950	$7,357,044

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,419,637	$6,804,813	$6,419,637	$6,804,813
Equity securities, cost	365,394	73,786	365,394	73,786
Other invested assets, cost	533,914	315,906	533,914	315,906
Cash and cash equivalents	807,657	543,895	807,657	543,895
Net balances on purchases and sales of investments	(252,351)	(26,107)	(252,351)	(26,107)

Closing aggregate invested assets	$7,874,251	$7,712,293	$7,874,251	$7,712,293

Average aggregate invested assets	$7,751,833	$7,595,450	$7,722,101	$7,534,669

Annualized investment book yield	2.7%	3.5%	2.7%	3.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	YEAR ENDED	NINE MONTHS ENDED
	MARCH 31, 2011	DECEMBER 31, 2010	SEPTEMBER 30, 2010
Net investment income	$50,208	$244,143	$193,975
Deduct: annual and non-recurring items	—	6,438	6,438

Net investment income, recurring	$50,208	$237,705	$187,537

Annualized net investment income, recurring	$200,832	$237,705	$250,049

Add: annual and non-recurring items	—	6,438	6,438

Normalized net investment income	$200,832	$244,143	$256,487

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,542,867	$6,792,563	$6,792,563
Equity securities, cost	160,513	309	309
Other invested assets, at cost	331,772	184,237	184,237
Cash and cash equivalents	853,368	379,751	379,751
Net balances on purchases and sales of investments	(318,570)	184	184

Opening aggregate invested assets	$7,569,950	$7,357,044	$7,357,044

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,398,230	$6,542,867	$6,529,858
Equity securities, cost	245,618	160,513	117,599
Other invested assets, at cost	444,331	331,772	322,486
Cash and cash equivalents	746,002	853,368	831,444
Net balances on purchases and sales of investments	(204,767)	(318,570)	(307,140)

Closing aggregate invested assets	$7,629,414	$7,569,950	$7,494,247

Average aggregate invested assets	$7,599,682	$7,463,497	$7,425,646

Annualized investment book yield	2.6%	3.3%	3.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
FINANCIAL STATEMENT PORTFOLIO RETURN

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2011	JUNE 30, 2010
Net investment income	$102,576	$134,496
Net realized investment gains	$109,254	$176,378

Opening net unrealized gains on investments:
Net unrealized gains on fixed maturities	$109,060 *	$166,187
Net unrealized (losses)/gains on foreign exchange	(3,866)	41

Opening net unrealized gains on investments	$105,194	$166,228

Closing net unrealized gains on investments:
Net unrealized gains on fixed maturities	$68,729 *	$160,963
Net unrealized losses on foreign exchange	—	(7,029)

Closing net unrealized gains on investments	$68,729	$153,934

Net investment income, realized gains and unrealized gains	$175,365	$298,580

Opening aggregate invested assets, at fair value:
Fixed maturities available for sale	$891,849	$4,427,072
Fixed maturities trading	5,769,097	2,544,322
Other invested assets trading	522,608	184,869
Cash and cash equivalents	853,368	379,751

Total investments and cash	8,036,922	7,536,014
Net balances on purchases and sales of investments	(318,570)	184

Opening aggregate invested assets, at fair value	$7,718,352	$7,536,198

Closing aggregate invested assets, at fair value:
Fixed maturities available for sale	$345,551	$2,755,934
Fixed maturities trading	6,201,034	4,275,893
Other invested assets trading	956,180	388,761
Cash and cash equivalents	807,657	543,895

Total investments and cash	8,310,422	7,964,483
Net balances on purchases and sales of investments	(252,351)	(26,107)

Closing aggregate invested assets, at fair value	$8,058,071	$7,938,376

Average invested assets	$7,888,212	$7,737,287

Financial statement portfolio return	2.2%	3.9%

*	Excludes reclassification of net unrealized gains of $41,889 related to the adoption of ASU 2010-11.
Note: net investment income, net realized gains/losses and change in unrealized gains/losses are disclosed on a pre-tax basis.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The Company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 23 and 24 for reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 25 and 26 for reconciliation of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 23 and 24 for the reconciliation of net income to operating income and pages 25 and 26 for the reconciliation of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 27 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 28 and 29 for calculation of annualized investment book yield.